Exhibit 10.2

AMENDMENT NO. 1 AGREEMENT, dated as of May 24, 2013 (this “Amendment”), to the Credit Agreement dated as of February 1, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among FLASH DUTCH 2 B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and established under the laws of the Netherlands, (the “Dutch Borrower”), AXALTA COATING SYSTEMS U.S. HOLDINGS, INC. (as successor in interest to U.S. Coatings Acquisition Inc.), a corporation organized under the laws of Delaware (the “U.S. Borrower” and together with the Dutch Borrower, collectively, the “Borrowers”), AXALTA COATING SYSTEMS U.S., INC. (as successor in interest to Coatings Co. U.S. Inc.), a corporation organized under the laws of Delaware (“U.S. Holdings”), FLASH DUTCH 1 B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and established under the laws of the Netherlands, (“Holdings”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), BARCLAYS BANK PLC, as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer and the other parties thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

WHEREAS, Section 10.01 of the Credit Agreement provides that the Credit Agreement and any other Loan Documents may be waived, amended, supplemented or modified with the consent of the Borrowers and the Administrative Agent to cure a defect, error or omission of a technical nature;

WHEREAS, the Borrowers and the Administrative Agent desire to amend the Credit Agreement and the Security Agreement, for the avoidance of doubt, to cure a possible defect, error or omission of a technical nature on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments.

(a) Section 6.01(a) of the Credit Agreement is hereby amended by adding immediately following the phrase “a consolidated balance sheet of the Dutch Borrower and its Subsidiaries”, the phrase “(or, for the avoidance of doubt, solely in the case of the fiscal year ended December 31, 2012, the carve-out financials for DuPont Performance Coatings)”;

(b) Schedule 5.08(b) is hereby amended as set forth in Exhibit A hereto; and

(c) Schedule 5.16 and Schedule III to the Security Agreement are each hereby amended as set forth in Exhibit B hereto.

Section 2. Effectiveness. Section 1 of this Amendment shall become effective on the date that the Administrative Agent shall have received this Amendment, duly executed by the Borrowers and the Administrative Agent.

Section 3. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 4. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 5. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 6. Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the L/C Issuers, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document (for avoidance of doubt, in each case, as altered, modified or amended as expressly set forth herein) is hereby ratified and reaffirmed in all respects and shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

FLASH DUTCH 2 B.V., as Dutch Borrower

By:	/s/ Marco Besseling
Name: Marco Besseling
Title: Managing Director A

By:	/s/ Annemiek Schriek-Van Leuven
Name: Annemiek Schriek-Van Leuven
Title: Managing Director B

AXALTA COATING SYSTEMS U.S. HOLDINGS, INC., as U.S. Borrower

By:	/s/ Robert W. Bryant
Name: Robert W. Bryant
Title: Treasurer

[Signature Page to Amendment]

BARCLAYS BANK PLC, as Administrative Agent

By:	/s/ Vanessa A. Kurbatskiy
Name: Vanessa A. Kurbatskiy
Title: Vice President

[Signature Page to Amendment]